Commitments and Contingencies	9 Months Ended
Sep. 30, 2025
Commitments And Contingencies [Abstract]
Commitments and Contingencies

22. COMMITMENTS AND CONTINGENCIES
A) Commitments
Cenovus has entered into various commitments in the normal course of operations. Commitments that have original maturities less than one year are excluded from the table below. Future payments for the Company’s commitments are below:

As at September 30, 2025	Remainder of Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1) (2)	523	2,030	2,047	2,070	2,017	15,684	24,371
Real Estate	16	64	61	59	62	532	794
Obligation to Fund HCML	25	101	95	55	43	102	421
Other Long-Term Commitments	427	184	184	148	117	595	1,655
Total Commitments	991	2,379	2,387	2,332	2,239	16,913	27,241
(1)Includes transportation commitments that are subject to regulatory approval or were approved but are not yet in service of $1.5 billion. Terms are up to 15 years on commencement.
(2)As at September 30, 2025, includes $1.7 billion related to transportation and storage commitments with HMLP.
There were outstanding letters of credit aggregating to $338 million (December 31, 2024 – $355 million) issued as security for financial and performance conditions under certain contracts.
B) Contingencies
Legal Proceedings
Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its interim Consolidated Financial Statements.
Income Tax Matters
The tax regulations and legislation and interpretations thereof in the various jurisdictions in which Cenovus operates are continually changing. As a result, there are usually a number of tax matters under review. Management believes that the provision for taxes is adequate.